UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2021 (February 9, 2021)
Date of Report (Date of earliest event reported)
_____________________________________________
TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement
On February 9, 2021, Tyler Technologies, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Topos Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and NIC Inc., a Delaware corporation (“NIC”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into NIC (the “Merger”), with NIC surviving the Merger and continuing as a wholly owned subsidiary of the Company.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Common Stock prior to the Effective Time, par value $0.0001 per share, of NIC (the “NIC Common Stock”) other than (i) shares of NIC Common Stock owned directly or indirectly by the Company, NIC or any of their respective subsidiaries immediately prior to the Effective Time, including shares of NIC held as treasury stock, (ii) shares of NIC Common Stock as to which dissenters’ rights have been properly perfected, and (iii) shares of NIC Common Stock covered by unvested NIC restricted stock awards) will be converted in the Merger into the right to receive $34.00 in cash, without interest (the “Merger Consideration”).
Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of NIC Common Stock; (ii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iv) the absence of any order restraining, enjoining, or otherwise prohibiting the consummation of the Merger; and (v) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
The Merger Consideration is expected to be financed with a combination of new debt and cash on the Company’s balance sheet. In connection with its entry into the Merger Agreement, the Company obtained a commitment from Goldman Sachs Bank USA for a $1.6 billion 364-day senior unsecured bridge loan facility, subject to customary conditions.
The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the NIC board of directors, and the NIC board of directors has resolved to recommend to the stockholders of NIC to adopt the Merger Agreement, subject to its terms and conditions.
The Merger Agreement provides that, at the Effective Time, with respect to NIC restricted stock awards, (i) each vested restricted stock award will be converted into the right to receive the Merger Consideration with respect to each share of NIC Common Stock subject to such awards, less applicable withholding of taxes and other authorized deductions, (ii) each outstanding unvested performance-based restricted stock award will automatically vest in full, in accordance with the terms of its award agreement, and be converted into the right to receive the Merger Consideration with respect to such number of shares of NIC Common Stock, less applicable withholding of taxes and other authorized deductions, and (iii) each outstanding unvested time-based restricted stock will be assumed by the Company and converted into corresponding awards relating to the Company’s Common Stock in accordance with the terms set forth in the Merger Agreement.
The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Merger Sub, and NIC, including, among others, covenants by NIC regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. NIC is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.
Both the Company and NIC may terminate the Merger Agreement under certain specified circumstances, including (i) if the Merger is not consummated by June 30, 2021, subject to an extension of up to three months in order to obtain required regulatory approval, (ii) if the approval of the NIC stockholders is not obtained, and (iii) if NIC’s board makes an adverse recommendation change with respect to the proposed transaction or approve or recommend a superior acquisition proposal. In certain circumstances in connection with the termination of the Merger Agreement, including if NIC’s board of directors changes or withdraws its recommendation of the Merger to its stockholders, fails to include its recommendation to shareholders in NIC’s proxy statement, or terminates the Merger Agreement to enter into an agreement with respect to a “superior proposal,” NIC will be required to pay the Company a termination fee of $55 million in cash.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub, or NIC. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of the Company and NIC to each other in connection with the signing of the Merger Agreement or in filings of the parties with the United States Securities and Exchange Commission. These confidential disclosure letters contain information that modifies, qualifies, and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and NIC rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, Merger Sub, or NIC.
Item 7.01    Regulation FD Disclosures
On February 10, 2021, Tyler Technologies, Inc. (the “Company”) and NIC, Inc. (“NIC”), a Delaware corporation, issued a joint press release announcing entry into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company and NIC.
Also on February 10, 2021, the Company made available an investor presentation (“Investor Presentation”) regarding the transaction. Copies of the press release and Investor Presentation are furnished as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and are incorporated herein by reference.
As provided in General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit number	Exhibit description
2.1	Agreement and Plan of Merger, dated February 9, 2021 by and among Tyler Technologies, Inc., Topos Acquisition, Inc., and NIC, Inc.
99.1	Joint Press Release of Tyler Technologies, Inc. and NIC, Inc. dated February 10, 2021
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

Forward-Looking Statements
This report relates to a proposed business combination transaction between the Company and NIC and includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the Company’s operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of the Company’s or NIC’s stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of the Company or NIC to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or NIC do business, or on the Company’s or NIC’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the Company to successfully integrate NIC’s operations; the ability of the Company to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize expected synergies; and business disruption following the merger. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and NIC’s respective periodic reports and other filings with the SEC, including the risk factors identified in the Company’s and NIC’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither the Company nor NIC undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Additional Information about the Merger and Where to Find It
In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of NIC and that also constitutes a prospectus of the Company. Each of the Company and NIC may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company or NIC may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of NIC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about the Company, NIC and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://tylertech.com or by contacting the Company’s Investor Relations department at info@tylertech.com. Copies of the documents filed with the SEC by NIC will be available free of charge on NIC’s website at https://ir.egove.com.

Participants in the Solicitation
The Company, NIC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 29, 2020, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2020. Information about the directors and executive officers of NIC, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in NIC’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2020, and NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 20, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or NIC using the sources indicated above

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
February 10, 2021	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)